OMB APPROVAL
                                                                    ------------
                                                       OMB Number:     3235-0060
                                                  Expires:        March 31, 2006
                                                        Estimated average burden
                                                  hours per response .......28.0

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  November 22, 2005
                                                        -----------------


                             Transbotics Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-18253                     56-1460497
--------------------------------------------------------------------------------
   (State or other jurisdiction     (Commission                  (IRS Employer
          of incorporation)          File Number)            Identification No.)



               3400 Latrobe Drive Charlotte, NC                     28211
 ------------------------------------------------------------   ----------------
           (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

Transbotics Corporation announced today it has received expansion orders for an Automatic Guided Vehicle (AGV) system from an existing customer in the printing industry. The orders, totaling approximately $995,000, provide for delivery of an AGV system over the next five months and includes multiple vehicles, controls, hardware, software, engineering services and related equipment.

Item 9.01        Financial Statements and Exhibits

                 (c) Exhibits

                 Exhibit 1: Copy of press release announcing receipt of orders
                 Exhibit 2: Purchase Orders from printing customer dated
                            November 9, 2005 and November 21, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TRANSBOTICS CORPORATION

Date:  November 22, 2005
                                    By:       /s/ Claude Imbleau
                                                  Claude Imbleau
                                             President, CEO and CFO
                                      (principal executive officer and principal
                                                accounting officer)